AMENDMENT NO. 2 TO REVOLVING CREDIT AGREEMENT

     This   AMENDMENT   NO.  2  TO  REVOLVING  CREDIT
AGREEMENT ("Amendment No. 2") is dated as of October 24, 2000 by and among RAYMOND JAMES FINANCIAL, INC., a
Florida  corporation   (the "Borrower"), the Lenders named
in the Revolving Credit Agreement referred to below (the "Lenders"), and BANK ONE, NA, individually and as administrative agent (the "Agent") for the Lenders.
                    W I T N E S S E T H:
     WHEREAS, the Borrower, the Lenders and the Agent are parties to that certain Revolving Credit Agreement dated as of October 26, 1999, as amended by that certain Amendment and Waiver dated October 13, 2000 (the "Agreement"); and
     WHEREAS, the Borrower has requested the Lenders to extend the Facility Termination Date to October 23, 2001 and the Lenders are willing to grant such extension.
     NOW, THEREFORE, in consideration of the premises herein contained, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereby agree as follows:
I.   Defined Terms
     Each capitalized term used herein but not otherwise defined herein shall have the meaning ascribed to such term in the Agreement.
II.  Amendment of Agreement
     The  definition of "Facility Termination Date" in
Article I of the Agreement is hereby amended in its entirety to read as follows:
          "'Facility Termination Date' means October 23, 2001 or any later date as may be specified as the Facility Termination
     Date in accordance with Section 2.18 or any earlier date on which the Aggregate Commitment is reduced to zero or otherwise terminated pursuant to the terms hereof."

     The definition of "Aggregate Commitment" in Article I of the Agreement is hereby amended in its entirety to read as follows:

          "Aggregate Commitment" means the
     aggregate of the Commitments of all the Lenders hereunder. The current Aggregate
     Commitment is $125,000,000."


III. Representations

     In  order to induce the Lenders and the Agent to
execute and deliver  this  Amendment  No.  2,  the
Borrower  represents  and warrants  to  the  Lenders
that (i) there exists  no  Default  or Unmatured
Default on the date hereof, and (ii) the execution
and delivery  by the Borrower of this Amendment No. 2
has  been  duly authorized  by  all  requisite
corporate  proceedings,  and  the
Agreement,  as amended hereby, constitutes the legal,
valid  and binding obligation of the Borrower.
IV.  Effectiveness
     This  Amendment No. 2 shall become effective as
of the  date first above written upon the receipt by
the Agent of counterparts of  this  Amendment No. 2
duly executed by the Borrower  and  the Lenders.
V.   Ratification
     Except as specifically provided herein, the
Agreement  shall otherwise remain unaltered and in
full force and effect, and  the respective  terms,
conditions and covenants thereof  are  hereby
ratified  and  confirmed in all respects as
originally  executed. Upon the effectiveness of this
Amendment No. 2, each reference in the   Agreement
to   "this  Agreement",   "hereof",   "herein",
"hereunder" or words of like import shall mean and be a reference to the Agreement as amended hereby.
VI.  Execution in Counterparts
     This Amendment No. 2 may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.
     IN  WITNESS  WHEREOF, the parties hereto have

executed  this Amendment No. 2 as of the date first

above written.

              [signature page follows]





                         RAYMOND JAMES FINANCIAL,
                         INC.
                         By:_________________________
                         ______
                         Title:______________________
                         ________




                          BANK  ONE,  NA,
                    Individually  and   as
                    Administrative      Agent
Commitment:
By:_______________________________
$31,250,000
Title:______________________________


                         CITIBANK,  N.A.,
                         Individually  and   as
                         Syndication Agent

Commitment:
By:_______________________________
$31,250,000
Title:______________________________


                         BANK  OF  AMERICA, NATIONAL
                         ASSOCIATION, Individually
                         and  as  Co-Documentation
                         Agent

Commitment:
By:_______________________________
$31,250,000
Title:______________________________


                         THE  CHASE  MANHATTAN BANK,
                         Individually and as Co-
                         Documentation Agent
Commitment:
By:_______________________________
$31,250,000
Title:______________________________


Aggregate Commitment:
$125,000,000